VESSELS AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2014
Property, Plant and Equipment [Abstract]
VESSELS AND EQUIPMENT, NET [Text Block]
VESSELS AND EQUIPMENT, NET

(in thousands of $)	2014	2013
Cost	1,952,390	1,665,039
Accumulated depreciation	(451,220)	(383,448)
Net book value	1,501,170	1,281,591

As of December 31, 2014 and 2013, we owned nine and eight vessels, respectively.

The increase in the number of vessels in the year ended December 31, 2014 is due to the acquisition of the Golar Igloo in March 2014 (see note 10).

Drydocking costs of $72.6 million and $68.7 million are included in the vessel cost for December 31, 2014 and 2013, respectively. Accumulated amortization of those costs at December 31, 2014 and 2013 was $27.9 million and $16.6 million, respectively.

Mooring equipment of $38.1 million is included in the cost for December 31, 2014 and 2013. Accumulated depreciation of the mooring equipment at December 31, 2014 and 2013 was $9.6 million and $6.0 million, respectively.

Interest costs capitalized in connection with the conversion of the NR Satu into an FSRU for the years ended December 31, 2014, 2013 and 2012 were $nil, $nil and $1.8 million, respectively.

Depreciation and amortization expense for the years ended December 31, 2014, 2013 and 2012 was $72.6 million, $55.1 million and $35.2 million, respectively.

As of December 31, 2014 and 2013, vessels and equipment with a net book value of $1,501.2 million and $1,281.6 million, respectively, were pledged as security for certain debt facilities (see note 26).